MuniMae Announces 2013 Financial Results, Business Updates and Investor Conference Call

BALTIMORE, March 21, 2014 /PRNewswire/ -- Municipal Mortgage & Equity, LLC (OTCQB: MMAB) ("MuniMae" or "the Company") filed its Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Annual Report") with the Securities and Exchange Commission ("SEC") on March 21, 2014 and will hold an investor call on April 2, 2014 at 4:30 p.m. ET.

The Company reported common shareholders' equity of $65.3 million at December 31, 2013 ($1.61 per common share), representing an increase of $20.4 million from common shareholders' equity of $44.9 million at December 31, 2012 ($1.06 per common share). The increase in common shareholders' equity included $25.8 million of comprehensive income allocable to common shareholders, partially offset by a $3.0 million direct reduction to common equity resulting from the transfer of perpetual preferred shares to the purchaser of our common shares in MuniMae TE Bond Subsidiary, LLC ("TEB") and a $2.7 million direct reduction to common equity as a result of our share buyback program whereby 2.1 million common shares were purchased at an average price of $1.29 during the year.

The Company reported comprehensive income to common shareholders of $25.8 million for the year ended December 31, 2013 as compared to comprehensive income to common shareholders of $37.7 million for the year ended December 31, 2012. The Company's comprehensive income to common shareholders for the year ended December 31, 2013 of $25.8 million was comprised of net income allocable to common shareholders of $127.8 million which was partially offset by other comprehensive losses allocable to common shareholders of $102.0 million. A significant portion (or $88.1 million) of our reported net income of $127.8 million and our reported other comprehensive losses of $102.0 million represented net unrealized bond gains that had accumulated within other comprehensive income and were transferred out of other comprehensive income (causing other comprehensive income to decline by $88.1 million) and into net income (causing net income to increase by $88.1 million) thus having no overall impact to common shareholders' equity. Unrealized gains of $88.1 million primarily included a transfer of $75.7 million of net unrealized bond gains from other comprehensive income to net income allocable to common shareholders during the third quarter of 2013 as a result of the sale of our common shares in TEB as well as a transfer of $10.9 million of net unrealized bond gains from other comprehensive income to net income allocable to common shareholders due to real estate consolidation.

Total comprehensive income to common shareholders of $25.8 million was primarily attributable to $36.6 million of net gains on early extinguishment of liabilities (mainly driven by $37.9 million of gains associated with the discounted repurchase of subordinate debt during first quarter) and $23.4 million of gains attributable to common shareholders associated with disposal of real estate during the first and the fourth quarter. These gains were partially offset by $16.1 million of net unrealized bond losses recorded during 2013, additional interest expenses of $7.8 million related to the acceleration of unamortized debt issuance costs and discounts resulting from debt transferred as part of the TEB sale as well as $10.3 million of additional net expenses.

Additional Financial Information

Additional financial information is reflected on Exhibits A and B and will be used during the Company's upcoming conference call. Exhibit A is a non-GAAP presentation that provides an Adjusted Balance Sheet showing on a deconsolidated basis the Company's assets and liabilities that underlie the Company's reported common shareholders' equity at December 31, 2013 and 2012. Exhibit B is a non-GAAP presentation that provides an Adjusted Income Statement that is a direct attribution of the Company's operating activities that are reported through the collection of the following line items within the Company's GAAP financial statements including: Revenue from consolidated funds and ventures ("CFVs"); Expenses from CFVs; Net gains related to CFVs; Equity in losses from Lower Tier Property Partnerships ("LTPPs") of CFVs; Net losses (income) allocable to noncontrolling interests in CFVs and International Housing Solutions ("IHS"), and Income from discontinued operations, net of tax.

These non-GAAP measures are used by management and are disclosed in addition to the 2013 Annual Report to provide investors a tool to more easily understand the Company's operating results and financial position. Exhibit C reconciles the non-GAAP historical presentation contained in Exhibit A to the Company's GAAP Consolidated Balance Sheets contained in the Company's 2013 Annual Report. Exhibit D reconciles the non-GAAP presentation contained in Exhibit B to the Company's Consolidated Statements of Operations contained in the Company's 2013 Annual Report.

Investment Update

As disclosed within the 2013 Annual Report, the Company sold two real estate properties and related assets and obligations for $35.8 million during the first quarter of 2014 which resulted in a gain on sale of real estate of $13.6 million and will be reported through discontinued operations during the first quarter of 2014. The Company is currently evaluating investment opportunities for the cash generated from the first quarter 2014 sales as well as its unrestricted cash balance of $66.8 million reported on its balance sheet at December 31, 2013. As outlined within the 2013 Annual Report, the Company has started to redeploy its available cash with a transaction completed at the end of 2013 whereby it repurchased three senior certificates (bond-related investments) for $12.7 million and entered into total return swap ("TRS") agreements with notional amounts of $50.4 million. The weighted average pay rate on the three repurchased senior certificates as well as the six senior certificates serving as the referenced assets on the TRS agreements was 6.4% at December 31, 2013 (resulting in annual interest income of $4.0 million based on balances and rates at December 31, 2013). The pay rate on the TRS agreements is based on a rate of Securities Industry and Financial Markets Association ("SIFMA") 7-day municipal swap index plus 135 basis points and was 1.4% at December 31, 2013 (resulting in annual interest expense of $0.7 million based on balances and rates at December 31, 2013). Prior to this transaction, the Company held the nine related subordinate certificates and continues to do so. Furthermore, the Company is the general partner and asset manager of the tax credit equity funds that provided the equity to the real estate serving as collateral to the senior and subordinate certificates.

In order to protect the Company against rising interest rates, on January 2, 2014 the Company purchased for $0.8 million a five-year interest rate cap with a notional amount of $45.0 million that protects the Company in the event that SIFMA rises to 250 basis points or greater.

Litigation Update

As previously reported, the Company is a defendant in a purported class action lawsuit and two derivative suits originally filed in 2008. Both the class action and the derivative cases are pending in the United States District Court for the District of Maryland. The Company filed a motion to dismiss the class action and in June 2012, the Court issued a ruling dismissing all of the counts alleging any knowing or intentional wrongdoing by the Company or its affiliates, directors and officers. The plaintiffs appealed the Court's ruling and on March 7, 2014, the United States Court of Appeals for the Fourth Circuit unanimously affirmed the lower Court's ruling. As a result of these rulings, the Company's litigation exposure was significantly reduced. The Company will evaluate the impact of this ruling to its current contingent liability of $0.5 million as part of its first quarter 2014 financial reporting process.

Amendment to our Share Buyback Plan

On March 12, 2014, the Board of Directors authorized an amendment to the stock repurchase program whereby the maximum repurchase price was set to a price of up to 95% of the Company's last reported common shareholders' equity per share. As a result, the maximum price the Company may pay to repurchase stock upon the filing of its 2013 Annual Report until the maximum price is reset upon the filing of its 2014 first quarter filing, or the plan is amended, is $1.53.

Conference Call Information

The Company plans to host a conference call on Wednesday, April 2, 2014 at 4:30 p.m. ET to provide a business update and review financial results for the year ended December 31, 2013. The conference call will be webcast. All interested parties are welcome to join the live webcast, which can be accessed through the Company's web site at www.munimae.com, under Investor Relations. Participants may also join the conference call by dialing toll free 1-877-870-4263 or 1-412-317-0790 for international participants and 1-855-669-9657 for Canadian participants.

An archived replay of the event will be available one hour after the event through 9:00 a.m. on April 16, 2014, toll free at 1-877-344-7529, or 1-412-317-0088 for international participants (Passcode: 10043301).

The Form 10-K is posted to MuniMae's web site at www.munimae.com, under Investor Relations, and is available at the SEC's web site at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Release. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Release.

MUNIMAE: INTEGRITY. INNOVATION. SERVICE.
www.MuniMae.com

EXHIBIT A
Municipal Mortgage & Equity, LLC Adjusted Balance Sheets (unaudited)

(in thousands, except per share data)		Adjusted Balance Sheet December 31, 2013	Adjusted Balance Sheet December 31, 2012
	ASSETS
1	Cash and cash equivalents	$66,794	$50,857
2	Adjusted restricted cash (1)	35,006	1,356
3	Adjusted bonds available-for-sale (1)	243,077	1,083,200
4	Adjusted investment in SA Fund and SA Partnership (1)	4,821	3,389
5	Adjusted real estate held-for-use, net (1)	24,532	24,022
6	Adjusted real estate held-for-sale, net (1)	24,090	−
7	Investment in preferred stock	31,371	31,371
8	Adjusted other assets (1)	18,111	36,152
9	Total assets	$447,802	$1,230,347
	LIABILITIES AND EQUITY
10	Adjusted debt (1)	$350,361	$987,526
11	Derivative liabilities	626	3,544
12	Accounts payable and accrued expenses	8,723	12,498
13	Adjusted deferred revenue (1)	18,846	17,848
14	Adjusted other liabilities (1)	5,548	10,031
15	Total liabilities	$384,104	$1,031,447
	Equity:
16	Perpetual preferred shareholders' equity in a subsidiary company	$-	$155,033
17	Adjusted noncontrolling interests in CFVs and IHS (1)	(1,648)	(1,034)
	Common shareholders' equity:
18	Common shares, no par value	28,687	(93,786)
19	Accumulated other comprehensive income	36,659	138,687
20	Total common shareholders' equity	65,346	44,901
21	Total equity	63,698	198,900
22	Total liabilities and equity	$447,802	$1,230,347
	Common shareholders' equity per share
23	Total common shareholders' equity	$65,346	$44,901
24	Common shares outstanding (2)	40,561	42,512
25	Common shareholders' equity per common share	$1.61	$1.06
	Fully diluted common shareholders' equity per share
26	Diluted common shareholders' equity (3)	$67,046	$45,259
27	Diluted common shares outstanding (4)	42,062	42,921
28	Fully diluted common shareholders' equity per common share	$1.59	$1.05

(1) Indicates a non-GAAP financial measure. See Exhibit C for a reconciliation between the Adjusted Balance Sheet at December 31, 2013 and December 31, 2012, as presented above, and the Consolidated Balance Sheets included with the Company's 2013 Annual Report. Rows not indicated by the footnote reflect amounts as presented on the Company's Consolidated Balance Sheets included with the Company's 2013 Annual Report.

(2) Includes shares issued and outstanding as well as non-employee directors' and employee vested deferred shares.

(3) Excludes the Company's liability for options held by employees ($1.6 million and $0.4 million at December 31, 2013 and 2012, respectively) and unvested time based deferred shares of $0.1 million at December 31, 2013.

(4) Includes the common stock equivalents associated with unvested share awards as well as in-the-money option awards unless they are contingent upon a certain share price that has not yet been achieved. The common stock equivalents (and gross share awards outstanding) were 1.5 million (2.0 million) and 0.4 million (1.7 million) at December 31, 2013 and 2012, respectively.

	EXHIBIT B
	Municipal Mortgage & Equity, LLC Adjusted Income Statement

		For the year ended December 31,
	(in thousands, unaudited)	2013	2012
1	Adjusted bond interest income (1)	$40,767	$71,163
2	Income on preferred stock investment	5,260	5,749
3	Adjusted asset management fees (1)	5,487	6,341
4	Adjusted other income (1)	2,367	2,518
5	Total income	53,881	85,771

6	Adjusted interest expense (1)	(43,755)	(58,981)
7	Adjusted operating expenses (1)	(28,326)	(26,604)
8	Total expense	(72,081)	(85,585)

9	Adjusted net gains on assets and derivatives (1)	79,584	4,418
10	Net gains (losses) on early extinguishment of liabilities	36,583	(1,774)
11	Adjusted net gains on sale of real estate (1)	23,411	3,321
12	Net gains due to real estate consolidation and foreclosure	10,895	5,404
13	Adjusted other net losses (1)	(5,737)	(8,339)
14	Income tax benefit (expense)	1,304	(101)
15	Net income to common shareholders	$127,840	$3,115

16	Total other comprehensive (loss) income to common shareholders	(102,028)	34,633
17	Comprehensive income to common shareholders	$25,812	$37,748

(1) Indicates a non-GAAP financial measure. See Exhibit D for a reconciliation between the adjusted measures presented above and the Consolidated Statements of Operations included with the Company's 2013 Annual Report.

	EXHIBIT C
	Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Balance Sheet

			December 31, 2013						December 31, 2012
(in thousands, unaudited)			GAAP Balance Sheet		Consolidation Adjustments			Adjusted Balance Sheet	GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet
	ASSETS
1	Cash and cash equivalents		$66,794	$	−			$66,794	$50,857	$	−		$50,857
2	Adjusted restricted cash		87,903		(52,897)	(1)		35,006	55,313		(53,957)	(1)	1,356
3	Adjusted bonds available-for-sale		195,332		47,745	(2)		243,077	969,394		113,806	(2)	1,083,200
4	Adjusted investments in Lower Tier Property Partnerships related to CFVs		286,007		(286,007)	(1)		−	333,335		(333,335)	(1)	−
5	Adjusted SA Fund investments		158,325		(158,325)	(1)		−	161,433		(161,433)	(1)	−
6	Adjusted investment in SA Fund and SA Partnership		−		4,821	(3)		4,821	−		3,389	(3)	3,389
7	Adjusted real estate held-for-use, net		120,576		(96,044)	(4)		24,532	129,687		(105,665)	(4)	24,022
8	Adjusted real estate held-for-sale, net		24,090		−			24,090	15,338		(15,338)	(1)	−
9	Investment in preferred stock		31,371		−			31,371	31,371		−		31,371
10	Adjusted other assets		44,960		(26,849)	(5)		18,111	55,024		(18,872)	(5)	36,152
11	Total assets		$1,015,358		$(567,556)			$447,802	$1,801,752		$(571,405)		$1,230,347
	LIABILITIES AND EQUITY
12	Adjusted debt		$441,963		$(91,602)	(1)		$350,361	$1,042,959		$(55,433)	(1)	$987,526
13	Derivative liabilities		626		−			626	3,544		−		3,544
14	Accounts payable and accrued expenses		8,723		−			8,723	12,498		−		12,498
15	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs		13,461		(13,461)	(1)		−	15,881		(15,881)	(1)	−
16	Adjusted deferred revenue		−		18,846	(6)		18,846	−		17,848	(6)	17,848
17	Adjusted other liabilities		11,726		(6,178)	(7)		5,548	15,145		(5,114)	(7)	10,031
18	Total liabilities		$476,499		$(92,395)			$384,104	$1,090,027		$(58,580)		$1,031,447
	Equity:
19	Perpetual preferred shareholders' equity in a subsidiary company	$	−	$	−		$	−	$155,033	$	−		$155,033
20	Adjusted noncontrolling interests in CFVs and IHS		473,513		(475,161)	(8)		(1,648)	511,791		(512,825)	(8)	(1,034)
	Common shareholders' equity:
21	Common shares, no par value		28,687		−			28,687	(93,786)		−		(93,786)
22	Accumulated other comprehensive income		36,659		−			36,659	138,687		−		138,687
23	Total common shareholders' equity		65,346		−			65,346	44,901		−		44,901
24	Total equity		538,859		(475,161)			63,698	711,725		(512,825)		198,900
25	Total liabilities and equity		$1,015,358		$(567,556)			$447,802	$1,801,752		$(571,405)		$1,230,347

(1) Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the 2013 Annual Report and denoted as balances related to CFVs.

(2) Represents the carrying basis of the bonds eliminated in consolidation. This amount excludes net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate, which prohibits an increase in value from its original cost basis until the real estate is sold ($2.5 million and $10.4 million at December 31, 2013 and 2012, respectively).

(3) Represents the Company's equity investment in the SA Fund that it manages that was eliminated in consolidation ($3.6 million and $3.4 million at December 31, 2013 and 2012, respectively) and the Company's equity investment in the SA Partnership which was included within other assets on the Company's Consolidated Balance Sheets ($1.2 million at December 31, 2013).

(4) Represents the removal of real estate related to CFVs as denoted on the Company's Consolidated Balance Sheets ($102.3 million and $111.9 million at December 31, 2013 and 2012, respectively). This amount was offset by the addition of an investment in a real estate partnership which was included within other assets on the Company's Consolidated Balance Sheets ($6.3 million and $6.2 million at December 31, 2013 and 2012, respectively).

(5) Represents the removal of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets ($23.7 million and $17.6 million at December 31, 2013 and 2012, respectively) as well as the reclassifications of the Company's investment in SA Partnership from other assets to Investment in SA Fund and SA Partnership (as discussed in note 3 above) and an investment in a real estate partnership from other assets to real estate held-for-use, net (as discussed in note 4 above). These amounts were offset by other assets attributable to the Company that were eliminated in consolidation of $4.4 million and $4.9 million at December 31, 2013 and 2012, respectively.

(6) Represents deferred revenue attributable to the Company that was eliminated in consolidation of $16.7 million and $15.5 million at December 31, 2013 and 2012, respectively (primarily related to unamortized guarantee fees that the Company received in connection with its low income housing tax credit funds ("LIHTC Funds")). This amount also includes deferred revenue of $2.1 million and $2.3 million at December 31, 2013 and 2012, respectively, which was included within other liabilities on the Company's Consolidated Balance Sheets.

(7) Represents the removal of other liabilities related to CFVs as denoted on the Company's Consolidated Balance Sheets ($4.0 million and $6.2 million at December 31, 2013 and 2012, respectively) as well as the reclassification of deferred revenue (as discussed in note 6 above). These amounts were offset by the addition of other liabilities of $3.4 million at December 31, 2012 attributable to the Company that were eliminated in consolidation.

(8) Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

EXHIBIT D
Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Income Statement
	(in thousands, unaudited)	For the year ended December 31,
	Adjusted Bond Interest Income	2013			2012
1	Interest on bonds on the Consolidated Statements of Operations ("Income Statement")	$37,280			$64,916
2	Note 16 - Discontinued Operations - Interest income	1,273	(b)		3,097	(b)
3	Note 17 - CFVs - Interest income	2,214	(a)		3,150	(a)
4	Total	$40,767			$71,163
	Adjusted Asset Management Fees
5	Note 17 - CFVs - Asset management fees	$4,556	(a)		$5,459	(a)
6	Reported through Other income on the Income Statement	931			882
7	Total	$5,487			$6,341
	Adjusted Other Income
8	Interest on loans and short-term investments on the Income Statement	$648			$875
9	Reported through Other income on the Income Statement	1,719			1,643
10	Total	$2,367			$2,518
	Adjusted Interest Expense
11	Total interest expense on the Income Statement	$24,252			$26,659
12	Interest expense on the Income Statement (reported through operating and other expenses)	14,988			18,542
13	Income allocable to perpetual preferred shareholders on the Income Statement	3,714			9,443
14	Reported through Net gains on assets and derivatives on the Income Statement	801			4,337
15	Total	$43,755			$58,981
	Adjusted Operating Expenses
16	Salaries and benefits on the Income Statement	$12,318			$10,428
17	General and administrative on the Income Statement	4,699			5,025
18	Professional fees on the Income Statement	8,492			6,764
19	Reported through Other expenses on the Income Statement	2,817			4,387
20	Total	$28,326			$26,604
	Adjusted Net Gains on Assets and Derivatives
21	Net gains on assets and derivatives on the Income Statement	$78,783			$81
22	Interest on derivatives reported through Adjusted Interest Expense above	801			4,337
23	Total	$79,584			$4,418
	Adjusted Net Gains on Sale of Real Estate
24	Note 16 - Discontinued Operations - Net gains on disposal of REO	$19,257	(b)	$	−
25	Note 16 - Discontinued Operations - Net gains on redemption of bonds	4,154	(b)		3,321	(b)
26	Total	$23,411			$3,321

	Adjusted Other Net Losses
27	Reported through Other expenses on the Income Statement	$(3,428)			$(2,059)
28	Impairment on bonds on the Income Statement	(2,072)			(7,217)
29	Net loan (loss) recovery on the Income Statement	(5)			5,647
30	Note 16 - Discontinued Operations - Other income	1,989	(b)		1,976	(b)
31	Note 16 - Discontinued Operations - Other expense	(1,297)	(b)		(3,040)	(b)
32	Note 17 - CFVs - Guarantee fees	1,324	(a)		1,373	(a)
33	Note 17 - CFVs - Equity in losses from LTPPs	(3,157)	(a)		(4,312)	(a)
34	Note 17 - CFVs - Equity in income from SA Fund	684	(a)		336	(a)
35	Note 17 - CFVs - Other expense	(465)	(a)		(1,567)	(a)
36	Equity in income from IHS reported through an allocation of income	690	(a)		524	(a)
37	Total	$(5,737)			$(8,339)
	Activity Related to CFVs
38	Revenue from CFVs on the Income Statement	$21,310			$11,212
39	Expenses from CFVs on the Income Statement	(53,708)			(28,124)
40	Net gains related to CFVs on the Income Statement	31,795			12,441
41	Equity in losses from LTPPs of CFVs on the Income Statement	(26,609)			(39,391)
42	Net losses allocable to noncontrolling interest in CFVs and IHS - continuing operations on the Income Statement	33,058			48,825
43	Total	$5,846			$4,963
44	Sum of note (a) line items	$5,846			$4,963
	Discontinued operations
45	Income from discontinued operations, net of tax on the Income Statement	$26,727			$2,960
46	Net (income) losses allocable to noncontrolling interests in CFVs and IHS - discontinued operations on the Income Statement	(1,351)			2,394
47	Total	$25,376			$5,354
48	Sum of note (b) line items	$25,376			$5,354

CONTACT: Brooks Martin, Investor Relations, (855) 650-6932